                                                                    EXHIBIT 99.1

                           LETTER OF TRANSMITTAL

                            PANAMSAT CORPORATION

                             Offer to Exchange

      6% Notes due 2003 for any and all outstanding 6% Notes due 2003 6-1/8% Notes due 2005 for any and all outstanding 6-1/8% Notes due 2005 6-3/8% Notes due 2008 for any and all outstanding 6-3/8% Notes due 2008 6-7/8% Debentures due 2028 for any and all outstanding 6-7/8% Debentures due 2028

              Pursuant to Its Prospectus Dated July ___, 1998

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THE EXCHANGE  OFFER WILL EXPIRE AT 5:00 P.M. NEW YORK CITY TIME, ON , 1998,
UNLESS EXTENDED BY THE COMPANY (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.
------------------------------------------------------------------------------

           Delivery To: The Chase Manhattan Bank, Exchange Agent

 By Mail or Hand/Overnight Delivery:            By Facsimile Transmission:
    The Chase Manhattan Bank                 (For Eligible Institutions Only)
    450 West 33rd Street, 15th Floor                  (212) 946-8161
    New York, NY  10001                            Confirm by Telephone:
    Attention:  Global Trust Services,                (212) 946-3082
    Mr. Sheik Wiltshire

         The undersigned acknowledges receipt of the Prospectus dated July ___, 1998 (the "Prospectus") of PanAmSat Corporation (the "Company") which, together with this Letter of Transmittal (the "Letter of Transmittal"), describes the Company's offer (the "Exchange Offer") to exchange its 6% Notes due January 15, 2003, 6-1/8% Notes due January 15, 2005, 6-3/8% Notes due January 15, 2008, and 6-7/8% Debentures due January 15, 2028 (collectively, the "Exchange Securities") for an equal principal amount of the Company's outstanding 6% Notes due January 15, 2003, 6-1/8% Notes due January 15, 2005, 6-3/8% Notes due January 15, 2008,
and 6-7/8% Debentures due January 15, 2028, respectively (collectively, the "Private Securities").

         The undersigned has checked the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

         PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW.

         THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE AND FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

         List below the Private Securities to which this Letter of Transmittal relates. If the space provided below is inadequate, continue on a separate signed schedule affixed hereto.

------------------------------------------|---------------------|--------------------|---------------------|---------------------|
     DESCRIPTION OF PRIVATE SECURITIES    |         1           |        2           |         3           |         4           |
------------------------------------------|---------------------|--------------------|---------------------|---------------------|
                                          |                     |                    |       Aggregate     |      Principal      |
   Name(s) and Address(es) of Registered  |       Series of     |     Certificate    | Principal Amount of | Amount Tendered**   |
   Holder(s) (Please fill in, if blank)   |       Securities    |      Number(s)*    | Private Securities  |                     |
------------------------------------------|---------------------|--------------------|---------------------|---------------------|
                                          |                     |                    |                     |                     |
                                          |                     |                    |                     |                     |
                                          |---------------------|--------------------|---------------------|---------------------|
                                          |                     |                    |                     |                     |
                                          |---------------------|--------------------|---------------------|---------------------|
                                          |                     |                    |                     |                     |
                                          |---------------------|--------------------|---------------------|---------------------|
                                          |                     |                    |                     |                     |
                                          |---------------------|--------------------|---------------------|---------------------|
                                          |                     |                    |                     |                     |
                                          |---------------------|--------------------|---------------------|---------------------|
                                          |                     |                    |                     |                     |
                                          |---------------------|--------------------|---------------------|---------------------|
                                          |                     |                    |                     |                     |
------------------------------------------|---------------------|--------------------|---------------------|---------------------|
                                          |                     |        TOTAL       |                     |                     |
------------------------------------------|---------------------|--------------------|---------------------|---------------------|

*    Need not be completed if Private Securities are being tendered by book-entry transfer.
**   Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Private Securities represented by the Private
     Securities indicated in column 3. See Instruction 2. Private Securities tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof. See Instruction 1.
----------------------------------------------------------------------------------------------------------------------------------


|_| CHECK HERE IF TENDERED PRIVATE SECURITIES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:
     Name of Tendering Institution_____________________________________________
     Account Number__________________      Transaction Code Number_____________


|_|  CHECK  HERE  IF  TENDERED  PRIVATE   SECURITIES  ARE  BEING  DELIVERED
     PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING: Names(s) of Registered Holder(s)________________________________________________________________
     Window Ticket Number (if any)____________________________________________
     Date of Execution of Notice of Guaranteed Delivery_______________________ Name of Institution which guaranteed delivery____________________________


     If Delivered by Book-Entry Transfer, Complete the Following:
     Account Number__________________       Transaction Code Number____________

|_| CHECK HERE IF YOU ARE A BROKER-DEALER WHO HOLDS PRIVATE SECURITIES ACQUIRED FOR YOUR OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES AND WISH TO RECEIVE COPIES OF THE PROSPECTUS AND COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO FOR USE IN CONNECTION WITH RESALES OF EXCHANGE SECURITIES RECEIVED FOR YOUR OWN ACCOUNT IN EXCHANGE FOR SUCH PRIVATE SECURITIES.
     Name:____________________________________________________________________
     Address:_________________________________________________________________
             _________________________________________________________________
     Aggregate Principal Amount of Private Securities so held: $______________

        DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

        THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

         The Company reserves the right, at any time or from time to time, to extend the Exchange Offer at its sole discretion, in which event the term
"Expiration Date" shall mean the latest time and date to which the Exchange Offer is extended. The Company shall notify the holders of the Private Securities of any extension by oral or written notice prior to 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date.

         This Letter of Transmittal is to be completed by a holder of Private Securities either if certificates are to be forwarded herewith or if a tender of certificates for Private Securities, if available, is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in "The Exchange Offer--Book-Entry Transfer" section of the Prospectus (as defined below). Holders of Private Securities whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Private Securities into the Exchange Agent's account at the Book-Entry Transfer Facility (a "Book-Entry Confirmation") and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, must tender their Private Securities according to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 1. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

         If any tendered Private Securities are not exchanged pursuant to the Exchange Offer for any reason, Certificates for such nonexchanged or nontendered Private Securities will be returned (or, in the case of Private Securities tendered by book-entry transfer, such Private Securities will be credited to an account maintained at the Book-Entry Transfer Facility), without expense to the tendering holder, promptly following the expiration or termination of the Exchange Offer.

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

         Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the above-described principal amount of Private Securities. Subject to, and effective upon, the acceptance for exchange of the Private Securities tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to such Private Securities as are being tendered hereby and hereby irrevocably constitutes and appoints the Exchange Agent as attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent is also acting as agent of the Company in connection with the Exchange Offer) with respect to such Private Securities, with full power of substitution (such power of attorney being an irrevocable power coupled with an interest), to:

                   (a) deliver such Private Securities in registered certificated form, or transfer ownership of such Private Securities through book-entry transfer at the Book-Entry Transfer Facility, to or upon the order of the Company, upon receipt by the Exchange Agent, as the undersigned's agent, of the same aggregate principal amount of Exchange Securities; and

                   (b) receive, for the account of the Company, all benefits and otherwise exercise, for the account of the Company, all rights of beneficial ownership of the Private Securities tendered hereby in accordance with the terms of the Exchange Offer.

         The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Private Securities tendered hereby and that, when the same are accepted for exchange, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sale agreements or other obligations relating to their sale or transfer, and not subject to any adverse claim when the same are accepted by the Company. The undersigned hereby further represents that any Exchange Securities acquired in exchange for Private Securities tendered hereby will have been acquired in the ordinary course of business of the person receiving such Exchange Securities, whether or not such person is the undersigned, that neither the holder of such Private Securities nor any such other person has an arrangement or understanding with any person to participate in the distribution of such Exchange Securities and that neither the holder of such Private Securities nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act, of the Company. The undersigned has read and agrees to all of the terms of the Exchange Offer.

         The undersigned also acknowledges that this Exchange Offer is being made in reliance on interpretations by the staff of the Securities and Exchange Commission (the "SEC"), as set forth in no-action letters issued to third parties, that the Exchange Securities issued in exchange for the Private Securities pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder (x) that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act or (y) who purchased such Private Securities directly from the Company to resell pursuant to Rule 144A under the Securities Act or another exemption under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Securities are acquired in the ordinary course of such holders' business and such holders have no arrangement with any person to participate in the distribution of such Exchange Securities. However, the Company does not intend to request the SEC to consider, and the SEC has not considered, the Exchange Offer in the context of a no-action letter, and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in other circumstances. The undersigned represents that: (i) it is not engaged in, and does not intend to engage in, a distribution of Exchange Securities and has no arrangement or understanding to participate in a distribution of Exchange Securities and (ii) it is not an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act. If any holder is an affiliate of the Company, is engaged in or intends to engage in or has any arrangement or understanding with respect to the distribution of the Exchange Securities to be acquired pursuant to the Exchange Offer, such holder (i) could not rely on the applicable interpretations of the staff of the SEC and (ii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction. If the undersigned is a broker-dealer that will receive Exchange Securities for its own account in exchange for Private Securities acquired as a result of market-making or other trading activities (a "Participating Broker-Dealer"), it represents that the Private Securities to be exchanged for the Exchange Securities were acquired by it as a result of market-making or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Securities, which contains a plan of distribution with respect to such resale transactions; however, by so acknowledging and by delivering a prospectus, such Participating Broker-Dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. The Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with any resale of Exchange Securities received for Private Securities where such Private Securities were acquired by a broker-dealer as a result of market-making or other trading activities (other than Private Securities acquired directly from the Company).

         The Company has agreed that, subject to the provisions of the Registration Rights Agreement, the Prospectus, as it may be amended or supplemented from time to time, may be used by a Participating Broker-Dealer in connection with resales of Exchange Securities received in exchange for Private Securities which were acquired by such Participating Broker-Dealer for its own account as a result of market-making or other trading activities, for a period ending 180 days after the Expiration Date or, if earlier, when all such Exchange Securities have been disposed of by such Participating Broker-Dealer. In that regard, each Participating Broker-Dealer, who acquired Private Securities for its own account as a result of market-making or trading activities, by tendering such Private Securities and executing this Letter of Transmittal, agrees that, upon receipt of notice from the Company of the occurrence of any event or the discovery of any fact which makes any statement contained in the Prospectus untrue in any material respect or which causes the Prospectus to omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading, such Participating Broker-Dealer will suspend the sale of Exchange Securities pursuant to the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented Prospectus to the Participating Broker-Dealer or the Company has given notice that the sale of the Exchange Securities may be resumed, as the case may be.

         The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Private Securities tendered hereby. All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer--Withdrawal of Tenders" section of the Prospectus.

         Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please deliver the Exchange Securities (and, if applicable, substitute certificates representing Private Securities for any Private Securities not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Private Securities, please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the Exchange Securities (and, if applicable, substitute certificates representing Private Securities for any Private Securities not exchanged) to the undersigned at the address shown above in the box entitled "Description of Private Securities."

         The undersigned understands that tenders of Private Securities pursuant to any one of the procedures described in "The Exchange Offer--Procedures for Tendering" in the Prospectus and in the instructions attached hereto will, upon the Company's acceptance for exchange of such tendered Private Securities, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Company may not be required to accept for exchange any of the Private Securities tendered hereby.

         THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF PRIVATE SECURITIES" ABOVE AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE PRIVATE SECURITIES AS SET FORTH IN SUCH BOX ABOVE.

-------------------------------------------------------------------------------
                          SPECIAL ISSUANCE INSTRUCTIONS
                           (See Instructions 3 and 4)

         To be completed ONLY if certificates for Private Securities not exchanged and/or Exchange Securities are to be issued in the name of and sent to someone other than the person or persons whose signature(s) appear(s) below on this Letter of Transmittal, or if Private Securities delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

  Issue:  Exchange Securities and/or Private Securities to:


  Name(s)______________________________________
                   (Please Type or Print)


  ______________________________________________
                   (Please Type or Print)


  Address______________________________________


  _____________________________________________
                                    (Zip Code)

  |_| Credit Unexchanged Private Securities delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below.

  ______________________________________________
                (Book-Entry Transfer Facility
               Account Number, if applicable)


------------------------------------------------------------------------------

------------------------------------------------------------------------------
                          SPECIAL DELIVERY INSTRUCTIONS
                           (See Instructions 3 and 4)

         To be completed ONLY if certificates for Private Securities not exchanged and/or Exchange Securities are to be sent to someone other than the person or persons whose signature(s) appear(s) below on this Letter of Transmittal, or such person or persons at an address other than shown above in the box entitled "Description of Private Securities" on this Letter of Transmittal.

Mail:  Exchange Securities and/or Private Securities to:

Name(s)______________________________________
                (Please Type or Print)


_____________________________________________
                (Please Type or Print)


  Address_______________________________________

  ______________________________________________
                                      (Zip Code)

------------------------------------------------------------------------------

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATES FOR PRIVATE SECURITIES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

   PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETION.

------------------------------------------------------------------------------
                                PLEASE SIGN HERE
                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)
           (Complete Accompanying Substitute Form W-9 on reverse side)

__________________________________          ___________________________, 1998

__________________________________          ___________________________, 1998

__________________________________          ___________________________, 1998
     Signature(s) of Owner                               Date

                 Area Code and Telephone Number _______________

         If a holder is tendering any Private Securities, this Letter of Transmittal must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Private Securities or on a securities position listing or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name(s):_____________________________________________________________________
        _____________________________________________________________________
                           (Please Type or Print)
Capacity:_____________________________________________________________________
Address: _____________________________________________________________________
         _____________________________________________________________________
                            (Including Zip Code)

                               SIGNATURE GUARANTEE
                         (If required by Instruction 3)

Signature(s) Guaranteed by an Eligible Institution:____________________________
                                                    (Authorized Signature)

_______________________________________________________________________________
                                  (Title)

_______________________________________________________________________________
                              (Name and Firm)
Dated:____________________________________________________________________, 1998

------------------------------------------------------------------------------

                                  INSTRUCTIONS

         Forming Part of the Terms and Conditions of the Exchange Offer

1. Delivery of this Letter of Transmittal and Notes; Guaranteed Delivery Procedures.

         This Letter of Transmittal is to be completed by holders of Private Securities either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in "The Exchange Offer--Book-Entry Transfer" section of the Prospectus. Certificates for all physically tendered Private Securities, or Book-Entry Confirmations, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Private Securities tendered hereby must be in denominations of a principal amount of $1,000 and any integral multiple thereof.

         Holders of Private Securities whose certificates for Private Securities are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Private Securities pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution (as defined below), (ii) prior to the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Letter of Transmittal (or a facsimile thereof) and Notice of Guaranteed Delivery, substantially in the form provided by the Company (by telegram, telex, facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Private
Securities and the amount of Private Securities tendered, stating that the tender is being made thereby and guaranteeing that within three business days after the Expiration Date, the certificates for all physically tendered Private Securities, or a Book-Entry Confirmation, and any other documents required by this Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent, and (iii) the certificates for all physically tendered Private Securities, in proper form for transfer, or Book-Entry Confirmation, as the case may be, and all other documents required by this Letter of Transmittal, are received by the Exchange Agent within three business days after the Expiration Date.

         The method of delivery of this Letter of Transmittal, the Private Securities and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. Instead of delivery by mail, it is recommended that holders use an overnight or hand delivery service, properly insured. In all cases, sufficient time should be allowed to assure delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. Do not send this Letter of Transmittal or any Private Securities to the Company.

         The Company will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a Letter of Transmittal (or facsimile thereof), waives any right to receive any notice of the acceptance of such tender. See "The Exchange Offer" section of the Prospectus.

2. Partial Tenders (not applicable to holders of Private Securities who tender by book-entry transfer); Withdrawal Rights.

         Tender of Private Securities will be accepted only in a principal amount of $1,000 and integral multiples thereof. If less than all of the Private Securities evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Private Securities to be tendered in the boxes above entitled "Description of Private Securities--Principal Amount Tendered". A reissued certificate representing the balance of nontendered Private Securities will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, promptly after the Expiration Date. All of the Private Securities delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

         Except as otherwise provided herein, tenders of Private Securities may be withdrawn at any time on or prior to the Expiration Date. In order for a withdrawal to be effective on or prior to that time, a written or facsimile transmission of such notice of withdrawal must be timely received by the Exchange Agent at one of its addresses set forth above on or prior to the Expiration Date. Any such notice of withdrawal must specify the name of the person who tendered the Private Securities to be withdrawn, the aggregate principal amount of Private Securities to be withdrawn and (if certificates for such Private Securities have been tendered) the name of the registered holder of the Private Securities as set forth on the certificate for the Private Securities, if different from that of the person who tendered such Private Securities. If certificates for the Private Securities have been delivered or otherwise identified to the Exchange Agent, then prior to the physical release of such certificates for the Private Securities, the tendering holder must submit the serial numbers shown on the particular certificates for the Private Securities to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution, except in the case of Private Securities tendered for the account of an Eligible Institution. If Private Securities have been tendered pursuant to the procedures for book-entry transfer set forth in "The Exchange Offer--Book-Entry Transfer" section of the Prospectus, the notice of withdrawal must specify the name and number of the account at the Book-Entry Transfer Facility to be credited with the withdrawal of Private Securities, in which case a notice of withdrawal will be effective if delivered to the Exchange Agent by written or facsimile transmission. Withdrawals of tenders of Private Securities may not be rescinded. Private Securities properly withdrawn will not be deemed to have been validly tendered for purposes of the Exchange Offer, and no Exchange Securities will be issued with respect thereto unless the Private Securities so withdrawn are validly retendered. Properly withdrawn Private Securities may be retendered at any subsequent time on or prior to the Expiration Date by following the procedures described in the Prospectus under "The Exchange Offer--Procedures for Tendering."

         All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Company, in its sole discretion, whose determination shall be final and binding on all parties. Neither the Company, any employees, agents, affiliates or assigns of the Company, the Exchange Agent nor any other person shall be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give such notification. Any Private Securities which have been tendered but which are withdrawn will be returned to the holder thereof without cost to such holder as promptly as practicable after withdrawal.

3. Signatures on this Letter of Transmittal; Bond Powers and Endorsements; Guarantee of Signatures.

         If this Letter of Transmittal is signed by the registered holder of the Private Securities tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates or on a securities position listing without any change whatsoever.

         If any tendered Private Securities are owned of record by two or more joint owners, all of such owners must sign this Letter of Transmittal.

         If any tendered Private Securities are registered in different names on several certificates or securities positions listings, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations.

         When this Letter of Transmittal is signed by the registered holder or holders of the Private Securities specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the Exchange Securities are to be issued, or any untendered Private Securities are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) must be guaranteed by an Eligible Institution.

         If this Letter of Transmittal is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the certificate(s), and the signatures on such certificate(s) must be guaranteed by an Eligible Institution.

         If this Letter of Transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

         Endorsements on certificates for Private Securities or signatures on bond powers required by this Instruction 3 must be guaranteed by a firm which is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc., by a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" (within the meaning of rule 17Ad-15 under the Exchange
Act) (an "Eligible Institution").

         Signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution, unless the Private Securities are tendered: (i) by a registered holder of Private Securities (which term, for purposes of the Exchange Offer, includes any participant in the Book-Entry Transfer Facility system whose name appears on a security position listing as the holders of such Private Securities) who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this letter or (ii) for the account of an Eligible Institution.

4.  Special Issuance and Delivery Instructions.

         Tendering holders of Private Securities should indicate in the applicable box the name and address to which Exchange Securities issued pursuant to the Exchange Offer and/or substitute certificates evidencing Private Securities not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. A holder of Private Securities tendering Private Securities by book-entry transfer may request that Private Securities not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such holder may designate hereon. If no such instructions are given, such Private Securities not exchanged will be returned to the name or address of the person signing this Letter of Transmittal.

5.  Tax Identification Number.

         Federal income tax law generally requires that a tendering holder whose Private Securities are accepted for exchange must provide the Company (as payor) with such holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below, which, in the case of a tendering holder who is an individual, is his or her social security number. If the Company is not provided with the current TIN or an adequate basis for an exemption, such tendering holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, delivery to such tendering holder of Exchange Securities may be subject to backup withholding in an amount equal to 31% of all reportable payments made after the exchange. If withholding results in an overpayment of taxes, a refund may be obtained.

         Exempt holders of Private Securities (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed Guidelines of Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions.

         To prevent backup withholding, each tendering holder of Private Securities must provide its correct TIN by completing the Substitute Form W-9 set forth below, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the tendering holder of Private Securities is a nonresident alien or foreign entity not subject to backup withholding, such holder must give the Company a completed Form W-8, Certificate of Foreign Status. These forms may be obtained from the Exchange Agent. If the Private Securities are in more than one name or are not in the name of the actual owner, such holder should consult the W-9 Guidelines for information on which TIN to report. If such holder does not have a TIN, such holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 2 of the Substitute Form W-9 and write "applied for" in lieu of its TIN. Note: Checking this box and writing "applied for" on the form means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. If such holder does not provide its TIN to the Company within 60 days, backup withholding will begin and continue until such holder furnishes its TIN to the Company.

6.  Transfer Taxes.

         The Company will pay all transfer taxes, if any, applicable to the transfer of Private Securities to it pursuant to the Exchange Offer. If, however, Exchange Securities and/or substitute Private Securities not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Private Securities tendered hereby, or if tendered Private Securities are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer of Private Securities to the Company pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

         Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Private Securities specified in this Letter of Transmittal

7.  Determination of Validity.

         The Company will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Private Securities, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance of which, or exchange for which, may, in the view of counsel to the Company, be unlawful. The Company also reserves the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Prospectus under the caption "The Exchange Offer" or any conditions or irregularity in any tender of Private Securities of any particular holder whether or not similar conditions or irregularities are waived in the case of other holders.

         The Company's interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Private Securities will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. Although the Company intends to notify holders of defects or irregularities with respect to tenders of Private Securities, neither the Company, any employees, agents, affiliates or assigns of the Company, the Exchange Agent, nor any other person shall be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

8.  No Conditional Tenders.

         No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Private Securities, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Private Securities for exchange.

9. Mutilated, Lost, Stolen or Destroyed Private Securities.

         Any holder whose Private Securities have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing mutilated, lost, stolen or destroyed certificate(s) have been followed.

10.  Requests for Assistance or Additional Copies.

         Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent, at the address and telephone number indicated above.

                    TO BE COMPLETED BY ALL TENDERING HOLDERS
                               (See Instruction 5)
                       PAYOR'S NAME: PANAMSAT CORPORATION

============================= ============================================= ========================================
SUBSTITUTE                    Part   1--PLEASE PROVIDE YOUR TIN  IN           TIN:__________________________
Form W-9                      THE  BOX  AT RIGHT AND CERTIFY BY                   Social Security Number or
Department of the Treasury    SIGNING  AND DATING BELOW                          Employer Identification Number
Internal Revenue Service
                              --------------------------------------------------------------------------------------
                              Part 2--TIN Applied for: ______________
                              --------------------------------------------------------------------------------------
Payor's Request for           CERTIFICATION:  UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT:
Taxpayer Identification       (1)    the number shown on this form is my correct Taxpayer Identification Number
Number ("TIN") and                   (or I am waiting for a number to be issued to me).
Certification
                              (2)    I  am  not  subject  to backup withholding either because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure  to report all  interest or report all  interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

                              (3)    any other information provided on this form is true and correct.


                                             SIGNATURE _____________________  DATE_________________________
====================================================================================================================


You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.
==============================================================================

       YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX
                        IN PART 2 OF SUBSTITUTE FORM W-9

==============================================================================
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of the exchange, 31 percent (31%) of all reportable payments made to me thereafter will be withheld until I provide a number.

_______________________________________     ____________________________________
              Signature                                    Date
================================================================================